Joint Filer Information

Title of Security:           Common Stock

Issuer & Ticker Symbol:      Morgan's Foods, Inc. (MRFD)

Designated Filer:            Black Horse Capital Advisors LLC

Other Joint Filers:          Black Horse Capital LP ("Black Horse Capital Fund")
                             Black Horse Capital (QP) LP ("Black Horse QP Fund")
                             Black Horse Capital Offshore Ltd.
                                 ("Black Horse Offshore Fund")
                             Black Horse Capital Management LLC
                                 ("Black Horse Management")
                             Brian Sheehy
                             Dale Chappell

Addresses:                   The address of each of Black Horse Capital Fund,
                             Black Horse QP Fund, Black Horse Management and
                             Messrs. Sheehy and Chappell is 338 S. Sharon Amity
                             Road, #202, Charlotte, North Carolina 28211.

                             The address of Black Horse Offshore
                             Fund is c/o M&C Corporate Services
                             Limited, P.O. Box 309GT, Ugland
                             House, South Church Street, George
                             Town, Grand Cayman, Cayman Islands.

Signatures:


Dated:  May 19, 2008

                           BLACK HORSE CAPITAL LP
                           By: Black Horse Capital Management LLC,
                               As General Partner


                               By: /s/ Dale Chappell
                                   ----------------------------------
                                       Dale Chappell, Managing Member


                           BLACK HORSE CAPITAL (QP) LP
                           By: Black Horse Capital Management LLC,
                               As General Partner


                               By: /s/ Dale Chappell
                                   ----------------------------------
                                       Dale Chappell, Managing Member


                           BLACK HORSE CAPITAL OFFSHORE LTD.


                           By: /s/ Dale Chappell
                               ---------------------------
                                   Dale Chappell, Director


                           BLACK HORSE CAPITAL MANAGEMENT LLC


                           By: /s/ Dale Chappell
                               ----------------------------------
                                   Dale Chappell, Managing Member



                           /s/ Dale Chappell
                           -----------------
                               Dale Chappell



                           /s/ Brian Sheehy
                           ----------------
                               Brian Sheehy